UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2008

GTC BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-21794	04-3186494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 CROSSING BOULEVARD

FRAMINGHAM, MASSACHUSETTS 01702

(Address of Principal Executive Offices) (Zip Code)

(508) 620-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the 2002 Equity Incentive Plan

At a special meeting held on December 10, 2008, our shareholders approved a further amendment (the “2002 Plan Amendment”) of our Amended and Restated 2002 Equity Incentive Plan (the “2002 Plan”). The 2002 Plan Amendment: (i) increased the number of shares immediately available for issuance by 2,000,000 shares, and (ii) amended the 2002 Plan’s annual adjustment provision to include shares issuable upon conversion of any convertible debt, as long as such convertible debt is convertible without payment of additional consideration by the holder, for purposes of calculating one of the limitations on automatic increases in the number of shares of common stock available for issuance pursuant to the 2002 Plan. As previously disclosed in our Current Report on Form 8-K filed on November 6, 2008, shareholder approval of this increase under the 2002 Plan is necessary for the closing of the transactions under the Note and Warrant Purchase Agreement between us and LFB Biotechnologies S.A.S.U. (“LFB”) dated as of October 31, 2008 (the “Purchase Agreement”).

The 2002 Plan Amendment was previously adopted by our Board of Directors, subject to shareholder approval, and became effective upon the receipt of shareholder approval on December 10, 2008.

The foregoing description of the 2002 Plan Amendment is subject to, and qualified in its entirety by reference to, the full text of the 2002 Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

December 2008 Retention Plan

On November 4, 2008, the Compensation Committee of our Board of Directors approved and adopted the new GTC Biotherapeutics, Inc. December 2008 Retention Plan (the “December 2008 Retention Plan”), subject to shareholder approval of the 2002 Plan Amendment. The purpose of the December 2008 Retention Plan is to encourage the continued employment of our executive officers and other key employees through the grant of stock option awards conditioned upon continued employment with GTC. The establishment of a retention plan for this purpose is also necessary for the closing of the transactions under the Purchase Agreement. Our Compensation Committee is administering the December 2008 Retention Plan and has the authority to determine the individual participants and the amounts of awards under the plan. Eligible participants besides our executive officers include Vice Presidents, Senior Directors, Directors and Associate Directors. Option awards made pursuant to the December 2008 Retention Plan will be made under our 2002 Plan.

Also on November 4, 2008, our Compensation Committee granted our executive officers awards under the December 2008 Retention Plan, subject to shareholder approval of the 2002 Plan Amendment. Participants received a grant of stock options under the 2002 Plan, effective upon the approval of the 2002 Plan Amendment on December 10, 2008. The stock options have a term of five years and an exercise price of $0.31, which is equal to the conversion price of the convertible note and the exercise price of the warrant to be issued to LFB under the Purchase Agreement. The stock options will vest in two equal installments on each of September 30, 2009 and June 30, 2010, provided that the recipient remains our employee until these dates. If we terminate a participant’s employment without cause (as defined in the December 2008 Retention Plan) prior to June 30, 2010, all of the participant’s stock options granted pursuant to the December 2008 Retention Plan shall become fully vested on the date of the participant’s termination of employment.

The foregoing description of the December 2008 Retention Plan is qualified in its entirety by reference to the full text of the December 2008 Retention Plan, which is filed with this Current Report as Exhibit 10.2 and incorporated herein by reference. The details of the awards to our named executive officers are set forth on the schedule filed with this Current Report as Exhibit 10.3 and incorporated herein by this reference.

Item 8.01	Other Events.

Voting Results of Special Meeting of Shareholders

On December 10, 2008, we held a special meeting of our shareholders. The following table sets forth the results of voting on the proposals submitted at the meeting.

Proposal	“For”	“Against”	“Abstain”
• To approve the issuance of a secured note convertible into shares of our common stock and a warrant to purchase shares of our common stock to LFB pursuant to the Note and Warrant Purchase Agreement dated as of October 31, 2008 between GTC and LFB.	54,021,740	6,713,794	412,553

• To approve an amendment to the 2002 Plan to increase by 2,000,000 shares the number of shares of common stock available for issuance under the 2002 Plan and amend the annual adjustment provision under the 2002 Plan.	52,905,881	7,708,542	533,664

• To approve an amendment to GTC’s restated Articles of Organization, as amended, to increase by 10,000,000 shares the number of authorized shares of our common stock to 210,000,000 shares.	76,072,553	10,378,925	1,106,359

On December 11, 2008, we filed with the Secretary of the Commonwealth of Massachusetts Articles of Amendment to our Restated Articles of Organization to effect the increase in the number of authorized shares of common stock and to correct an unrelated prior typographical error. The amendment to our Restated Articles of Organization to increase the number of authorized shares of our common stock was disclosed in our proxy statement for the December 10, 2008 special meeting of shareholders, and the Articles of Amendment are filed with this Current Report as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Articles of Amendment to the Restated Articles of Organization of GTC Biotherapeutics, Inc. filed with the Secretary of the Commonwealth of Massachusetts on December 11, 2008. Filed herewith.

10.1	GTC Biotherapeutics, Inc. Amended and Restated 2002 Equity Incentive Plan, as amended. Filed herewith.

10.2	GTC Biotherapeutics, Inc. December 2008 Retention Plan. Filed herewith.

10.3	Schedule of December 2008 Retention Plan Awards to GTC Biotherapeutics Inc.’s Named Executive Officers. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTC BIOTHERAPEUTICS, INC.

Dated: December 16, 2008	By:	/s/ John B. Green
John B. Green
Treasurer, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment to the Restated Articles of Organization of GTC Biotherapeutics, Inc. filed with the Secretary of the Commonwealth of Massachusetts on December 11, 2008. Filed herewith.

10.1	GTC Biotherapeutics, Inc. Amended and Restated 2002 Equity Incentive Plan, as amended. Filed herewith.

10.2	GTC Biotherapeutics, Inc. December 2008 Retention Plan. Filed herewith.

10.3	Schedule of December 2008 Retention Plan Awards to GTC Biotherapeutics Inc.’s Named Executive Officers. Filed herewith.